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                                                                    EXHIBIT 10.3


                            ASSIGNMENT OF DOMAIN NAME

                         Vitamin Shoppe Industries Inc.

                                       to

                             VitaminShoppe.com, Inc.


       KNOW ALL MEN BY THESE PRESENTS:

       That Vitamin Shoppe Industries Inc., a New York corporation ("VSI"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer, assign, convey and deliver to VitaminShoppe.com, Inc., a Delaware corporation ("VitaminShoppe.com"), its successors and assigns, effective as of the date hereof, all of its right, title and interest in and to the domain name set forth on Schedule A attached hereto (the "Domain Name"), together with the good will of the business symbolized by the Domain Name, and any and all registrations thereof and applications therefor, for its own use and enjoyment, and for the use and enjoyment of its successors, assigns and other legal representatives.

       VSI hereby agrees to deliver all official documents and communications relating the Domain Name to VitaminShoppe.com.

       VSI agrees that, at any time and from time to time after the delivery hereof, it will, upon the reasonable request and at the expense of VitaminShoppe.com, take all appropriate actions and execute and deliver all appropriate documents, instruments and conveyances of any kind as may be necessary or desirable to more effectively transfer all of VSI's proprietary rights in and to, and to put VitaminShoppe.com in possession of, the Domain Name and all registrations thereof and applications therefor to be transferred in accordance with this Assignment of Domain Name.


                     [Remainder of Page Intentionally Blank]


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       IN WITNESS WHEREOF, VSI has caused this Assignment of Domain Name to be executed by an officer thereunto duly authorized this 30th day of June, 1999.



                                       VITAMIN SHOPPE INDUSTRIES INC.

                                       By:          [SIG]
                                           --------------------------
                                           Name:  Larry M. Segall
                                           Title: Vice President & Treasurer


ACKNOWLEDGED:

VITAMINSHOPPE.COM, INC.

By: [SIG]
    ---------------------
    Name:  Larry M. Segall
    Title: Vice President & Treasurer


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                                   Schedule A


http://www.vitaminshoppe.com

http://www.vitaminbuzz.com